UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Nevada                   000-49735                87-0642947
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 (State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)            File Number)          Identification No.)

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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 636-1020



          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01    Entry into a Material Definitive Agreement.

     On March 16, 2006, Intraop Medical Corporation (the "Company") entered into an Amendment to Registration Rights Agreement with purchasers party to the Registration Rights Agreements dated August 31, 2005 and October 25, 2005, respectively. The Amendment amends certain provisions of both Registration Rights Agreements relating to the registration with the Securities and Exchange Commission of common stock issuable to such purchasers pursuant to 7% convertible debentures and warrants issued by the Company. In connection with entering into the Amendment, the Company has agreed to issue an aggregate of 112,500 shares of its common stock to purchasers party to the Registration Rights Agreement date August 31, 2005 in consideration for such purchasers amending certain provisions of such Registration Rights Agreement.


Item 3.02    Unregistered Sales of Equity Securities.

     On March 16, 2006, pursuant to the Amendment to Registration Rights Agreement, the Company issued an aggregate of 112,500 shares of its common stock to purchasers party to the Registration Rights Agreement dated August 31, 2005. In addition, the Company issued an aggregate of 22,500 shares of its common stock to Regenmacher Holdings, Ltd. and ABS SOS-Plus Partners, Ltd. pursuant to an Agreement by and among the Company, Regenmacher Holdings, Ltd. and ABS SOS-Plus Partners, Ltd. executed in connection with such parties entering into the Amendment to Registration Rights Agreement.

     The shares of common stock were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.


Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.
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10.15          Amendment to Registration Rights Agreement dated January 25, 2006 by and between the Company and the parties named therein.

10.16 Agreement dated as of January 25, 2006 by and among the Company, Regenmacher Holdings, Ltd. and ABS SOS-Plus Partners, Ltd.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           INTRAOP MEDICAL CORPORATION


Date: March 16, 2006                       By: /s/ Donald A. Goer
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                                               Donald A. Goer
                                               Chief Executive Officer